SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 19, 2006
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Pennsylvania               0-12870                23-2288763
             -------------              -------                ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation)                        File Number)          Identification No.)



                 9 North High Street, West Chester, Pennsylvania
                 -----------------------------------------------
                    (Address of principal executive offices)



                                 (484) 881-4000
                         (Registrant's telephone number,
                              including area code)


                             (Former name or former
                            address, if changed since
                                  last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into Material Definitive Agreements.

On January 19, 2006, the Board of Directors of First Chester County Corporation (the "Board"), upon the recommendation of the Personnel and Compensation Committee (the "Committee"), approved the 2006 annual salaries and the bonus awards related to the 2005 performance for the Corporation's CEO, President and Executive Vice Presidents. The new salaries were effective January 1, 2006.

       Executive Officer            New Salary                            Bonus
       -----------------            ----------                            -----

    John A. Featherman, III          $341,550                            $56,000
    Kevin C. Quinn                   $256,163                            $30,000
    John Balzarini                   $181,125                            $10,000
    Susan Bergen-Painter             $130,000                            $10,000
    Linda M. Hicks                   $130,000                            $10,000
    Deborah R. Pierce                $150,075                            $10,000
    Anthony J. Poluch                $130,000                            $12,500
    Michelle Venema                  $140,000                            $12,500
    Karen D. Walter                  $133,515                            $10,000


In addition, the Board approved, upon the recommendation of the Committee, a Director's Bonus of $1,500 payable to each of the Directors who is not an officer of the Corporation or of First National Bank of Chester County, the Corporation's principal subsidiary.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 25, 2006                      FIRST CHESTER COUNTY CORPORATION


                                            By:    /s/ John Balzarini
                                                   -----------------------------
                                            Name:  John Balzarini
                                            Title: CFO and Treasurer